                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Hollis-Eden Pharmaceuticals, Inc.
San Diego, California


     We hereby consent to the incorporation by reference in the Prospectus constituting a part of the Registration Statement on Form S-8 of our report dated January 21, 2000, relating to the financial statements of Hollis-Eden Pharmaceuticals, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.


                                  BDO Seidman, LLP


New York, New York
December 1, 2000